UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                              Amendment Number One
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                  July 13, 2006
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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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         FLORIDA                    0-28331                    84-1047159
(State of Incorporation or   (Commission File Number)       (I.R.S. Employer
organization)                                              Identification No.)

                               10400 Griffin Road
                                    Suite 109
                           Cooper City, Florida 33328
                    (Address of principal executive offices)

                                 (954) 252-3440
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
(17      FR  240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO DEFINITIVE MATERIAL AGREEMENT
ITEM 8.01  OTHER EVENTS

As previously reported, China Direct Trading Corporation ("China Direct") entered into a Letter of Intent on 13 July 2006 with a minority investment group to establish a new majority-owned subsidiary (to be named "Complete Power Solutions of Miami, LLC" (A Florida limited liability company)) ("CPSM"). China Direct is still in the process of finalizing the structure and negotiations for the formation of CPSM, which did not commence operations as anticipated in mid-August 2006. Currently, the final structure of the relationship with CPSM would have CPSM operating as a subsidiary of Complete Power Solutions, LLC, a Florida limited liability company and a 51%-owned subsidiary of China Direct, ("CPS") rather than as a direct, wholly-owned subsidiary of China Direct. This alternative structure is being pursued because CPSM and CPS anticipate working closely together on sale of commercial and residential standby power generators as well as possible other, related businesses and CPS being involved in and responsible for more of CPSM operations than initially anticipated by China Direct. This proposed cooperation between CPSM and CPS argues for, in the opinion of China Direct and CPS, for CPSM to operate under CPS. China Direct anticipates that CPSM, as a subsidiary of CPS, will commence operations in late September 2006 or early October 2006.


ITEM 9.01 FINANCIAL STATES AND EXHIBITS

(c) EXHIBITS

The following exhibits are filed with this Report:


EXHIBIT NUMBER                      DESCRIPTION


NONE

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CHINA DIRECT TRADING CORPORATION

                            Date: September 12, 2006

                           By: /s/ Howard Ullman
                           Howard Ullman, Chief Executive Officer,
                           President and Chairman